Exhibit 10.2

PROJECT AGREEMENT No. 2

BETWEEN

VIROPHARMA INCORPORATED

AND

OSG NORWICH PHARMACEUTICALS, INC.

(Vancocin)

TABLE OF CONTENTS:

PROJECT AGREEMENT		3
1.	Identification of Terms.	3
2.	Development Activities.	4
3.	Equipment Purchase.	5
4.	Manufacture of Product.	6
5.	Manufacturing Price.	9
6.	Shelf Life and Storage Requirements.	10
7.	Term.	10
8.	Entire Agreement.	12
9.	Amendment.	12
PRICE EXHIBIT		14
DEVELOPMENT PLAN EXHIBIT		17
SCHEDULE OF EXCEPTIONS		19
MATERIALS EXHIBIT		20

PROJECT AGREEMENT No. 2

VIROPHARMA INCORPORATED (“ViroPharma”) and OSG NORWICH PHARMACEUTICALS, INC. (“OSG Norwich”) are entering into this Project Agreement No. 2 (“Project Agreement”) effective as of the 15th day of May 2006 (the “Project Agreement Effective Date”).

ViroPharma and OSG Norwich agree that this Project Agreement is entered into pursuant to the Master Agreement (the “Agreement”) and the Quality Agreement between ViroPharma and OSG Norwich dated as of December 1, 2005. The project described herein, for the purpose of increasing the batch size of the production of Vancocin 125mg and 250mg capsules, shall be governed by the terms, conditions and obligations set forth in the Agreement and this Project Agreement, and the terms of the Agreement are hereby incorporated into this Project Agreement by reference. Notwithstanding the incorporation by reference of the Agreement into this Project Agreement, in the event of conflict between the terms, conditions and obligations of this Project Agreement and the Agreement, the terms, conditions and obligations of this Project Agreement shall govern. Capitalized terms not otherwise defined herein shall have the meaning given them in the Agreement. In addition to the foregoing, the Parties hereby agree as follows:

1.	Identification of Terms.

For purposes of this Project Agreement, the following terms defined in the Agreement shall be further defined as follows:

(a)	Active Pharmaceutical Ingredient. “Active Pharmaceutical Ingredient” or “API” shall mean bulk Vancomycin Hydrochloride.

(b)	API Reimbursement Price. “API Reimbursement Price,” in U.S. dollars, is the average per batch of Product price paid by ViroPharma to a third party for API during the Calendar Quarter in which the price is being calculated.

(c)	Commencement Date. “Commencement Date” shall mean the date that both parties agree in writing that the Development Plan has been successfully completed and has resulted in a validated process for Manufacturing the Product.

(d)	Commercial Manufacturing Initiation. “Commercial Manufacturing Initiation” shall mean the completion of Development Plan and the start of manufacturing Product by OSG Norwich for commercial sale and shall commence following the Commencement Date on the date the first post-validation lot is milled upon the request and direction of ViroPharma.

(e)	Development Plan. “Development Plan” shall mean the development plan attached hereto as the Development Plan Exhibit.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(f)	Initial Term. “Initial Term” shall mean the period of time required to complete Development Activities and the first five (5) years after Commercial Manufacturing Initiation.

(g)	Lilly. “Lilly” shall mean Eli Lilly and Company.

(h)	Manufacturing Price. “Manufacturing Price” shall mean the price set forth in the Price Exhibit provided that, notwithstanding anything to the contrary, the Manufacturing Price shall at all times be equal to or lower than any price for the Product offered by OSG Norwich to a third party.

(i)	Minimum Yield. “Minimum Yield” shall be the yield initially determined in Section 4 below.

(j)	PEG Specifications. “PEG Specifications” shall mean the specifications for testing the Polyethylene Glycol, or “PEG”, set forth in the Quality Agreement.

(k)	Product. “Product” shall mean various presentations of the finished product containing Active Ingredient set forth in Specifications Exhibit attached in the Quality Agreement and incorporated herein by reference known under the registered trademark Vancocin.

(l)	Project Agreement No.1. “Project Agreement No. 1” shall mean that certain Project Agreement No.1 dated as of December 1, 2005 between OSG Norwich and ViroPharma.

(m)	Quality Agreement. The “Quality Agreement” shall mean that certain Quality Agreement dated as of December 1, 2005 between OSG Norwich and ViroPharma.

(n)	Specifications. “Specifications” shall mean the specifications for Manufacturing and testing the Product set forth in Specifications Exhibit.

(o)	Specifications Exhibit. “Specifications Exhibit” shall mean the exhibit to the Quality Agreement that sets for the specifications for Manufacturing and testing the Product.

(p)	Territory. “Territory” shall mean the fifty (50) states and the District of Columbia and any territories and commonwealths constituting the United States of America, including Puerto Rico.

2.	Development Activities.

In order for OSG Norwich to start the Manufacture of the Product for ViroPharma, it will be necessary that the activities listed in the Development Plan be completed. The responsibilities of each of OSG Norwich and ViroPharma in relation to the Development Plan, and the timeframes for completion of the Development Plan, are also set forth in the Development Plan. [***] shall pay OSG Norwich the fees designated in the Price Exhibit under the heading Development Activity Costs (“Development Costs”). OSG

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Norwich acknowledges that the Development Costs represent OSG Norwich’s entire compensation for performance of activities related to completion of the Development Plan. The parties agree to make commercially reasonable efforts to continue to complete the Development Plan in accordance with its terms.

OSG Norwich and ViroPharma acknowledge that certain development activities may be required in connection with API that is received from any source other than Alpharma, Inc. (“Third Party API”). OSG Norwich and ViroPharma shall meet to discuss in good faith the parameters of such development activities, including timelines and cost. OSG Norwich shall not commence any work using the Third Party API without ViroPharma’s prior written approval.

Subject to the terms and conditions set forth herein, ViroPharma hereby grants to OSG a limited, non-exclusive, royalty free license under ViroPharma’s Patents and, ViroPharma’s Know-How relating to the manufacture of Product (the “Manufacturing Process Technology”), with no right to sublicense or assign such licensed rights, solely for the purpose of performing OSG’s obligations under this Project Agreement, which are limited solely to manufacturing Product for and selling Product to ViroPharma, and any incidental purposes related thereto solely for the benefit of ViroPharma. OSG and ViroPharma acknowledge and agree that (a) without limiting the generality of the foregoing, OSG shall not have any rights under the Manufacturing Process Technology to develop, manufacture or sell Product or any other product for any party other than ViroPharma; (b) the Manufacturing Process Technology is, in whole and in part, the Confidential Information of ViroPharma; and (c) prior to and since November 9, 2004, Lilly has been providing the Manufacturing Process Technology to OSG as a Representative of ViroPharma, and that it is the parties’ intention that, since such date, OSG has been operating solely in accordance with the license granted herein.

3.	Equipment Purchase.

In order for OSG Norwich to manufacture Product for ViroPharma, ViroPharma has purchased certain Equipment (as defined in the Price Exhibit), and anticipates purchasing additional Equipment during the term of this Project Agreement, that is required for use by OSG in the Manufacturing process. OSG Norwich agrees to purchase and install for ViroPharma all necessary Equipment. OSG Norwich shall maintain the Equipment in good working condition and in a manner consistent with industry practices and insured in the ordinary course of business.

OSG Norwich shall inform ViroPharma in writing sixty (60) days prior to utilizing installed Equipment and capital for manufacturing of any material other than Product, which use shall be additionally subject to this Section 3 and Section 4 below. Manufacturing of penicillin, cephalosporin, cytotoxic, or highly potent material on the installed Equipment and capital is not permitted. Validated cleaning methods shall be established for all other materials.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Except as specifically set forth in this Project Agreement, OSG Norwich shall use the Equipment [***] to manufacture the Product for ViroPharma, and shall not use the Equipment [***]. In the event that OSG Norwich wishes to use the equipment for the benefit of a third party during the [***] period following the successful completion of the validation work described in this Project Agreement, ViroPharma [***], subject to the limitations and restrictions set forth in this Project Agreement. If, in [***], ViroPharma decides not to permit such use of the Equipment by OSG, then in the event that this Project Agreement [***], or if this Project Agreement [***], OSG Norwich shall ship the Equipment to ViroPharma within [***] days.

If, in [***], ViroPharma decides to permit the use of the Equipment by OSG for the benefit of a third party, then:

a. In the event that [***], OSG Norwich shall a) return the Equipment to ViroPharma if OSG Norwich has no product under contract utilizing the Equipment or b) reimburse to ViroPharma [***] of the cost of an equivalent Equipment if OSG Norwich has product under contract utilizing the Equipment; and

b. In the event that [***] OSG Norwich shall a) return the Equipment if OSG Norwich has no product under contract utilizing the Equipment or b) retain title to the Equipment if OSG Norwich does have product under contract utilizing the Equipment.

Title to equipment and installed capital other than (a) the Equipment, and (b) any additional equipment used by OSG Norwich that is paid for by ViroPharma, will remain with OSG Norwich.

4.	Manufacture of Product.

Manufacture and Purchase

Subject to the terms and conditions of this Project Agreement, the Agreement, the Quality Agreement, and the batch records approved by ViroPharma, and beginning on the Commencement Date, OSG Norwich shall manufacture from Active Pharmaceutical Ingredient and supply to ViroPharma, and ViroPharma shall purchase from OSG Norwich, Product for commercial sale in the Territory.

Except as provided below, during the period that OSG Norwich’s “Product Manufacturing Capacity” (as defined below) equals or exceeds ViroPharma’s commercial requirements for finished cartons of the Product (as reflected in the first [***] Calendar Quarters of ViroPharma’s most recent forecast for the Product delivered to OSG Norwich pursuant to Section 4.1(b) of the Agreement, the “Commercial Requirements”), ViroPharma shall purchase at least [***] of its Commercial

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Requirements for Product in the Territory during each such [***] Calendar Quarter period exclusively from OSG Norwich, provided that,:

(a) without regard to the Product Manufacturing Capacity:

(i) if OSG Norwich is unable to meet the purchase orders of ViroPharma with respect to quantity ordered, quality of the Product and time for delivery (assuming that such purchase orders meet the terms of this Project Agreement and the Master Agreement), then ViroPharma may obtain [***] of Product from a third person;

(ii) OSG Norwich acknowledges that, at any time, ViroPharma shall have the right to qualify [***] third party suppliers to manufacture the Product and that ViroPharma is permitted to purchase up to [***] of its Commercial Requirements for Product in the Territory from such other third party suppliers; and

(iii) ViroPharma may purchase in excess of [***] of its Commercial Requirements for the Product from Lilly through [***]; and

(b) during any period that OSG Norwich’s Product Manufacturing Capacity is less than ViroPharma’s Commercial Requirements for the Product, ViroPharma may submit purchase orders for Product to, or otherwise obtain Product from, a third person in an amount not to exceed [***].

Prior to the Commencement Date, prior to each anniversary of the Commencement Date, and at any time (not to exceed [***] each calendar year) that OSG Norwich, in good faith, reasonably determines that it has increased its Product Manufacturing Capacity by at least [***], ViroPharma and OSG Norwich shall meet and mutually agree in writing on the number of capsules of the Product that OSG Norwich can Manufacture for ViroPharma during the [***] Calendar Quarter period following the Commencement Date, each anniversary thereof, or such other time described in the beginning of this paragraph, as applicable (the “Number of Capsules”). If, within fifteen calendar days following the date that the parties meet to determine the Number of Capsules, the parties cannot agree on the Number of Capsules, the matter shall be submitted to arbitration. The parties shall mutually agree on the selection of the arbitrator. If the parties cannot so agree within 5 business days after the expiration of the foregoing fifteen calendar day, each party shall select one arbitrator and the two arbitrators shall be instructed to agree on a third arbitrator within five calendar days (the “Selected Arbitrator”). Within five business days after the appointment of the Selected Arbitrator, each of the parties shall submit in writing to the Selected Arbitrator its calculation of the Number of Capsules and its reasoning in support thereof (each, a “Written Proposal”), and the Selected Arbitrator shall be required to make a final determination by choosing one of the parties’ proposed Number of Capsules. The decision of the Selected Arbitrator in any such arbitration shall be final, binding and not appealable. Each Party shall pay its own expenses of arbitration and the expenses of the arbitrators shall be equally shared by the parties. This arbitration provision shall be deemed to be self-executing, and in the event either party fails to submit timely its Written Proposal, then the Selected Arbitrator shall select the Number of Capsules stated in the other party’s Written Proposal.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

OSG Norwich:

(a) shall supply Product (including any other product containing the API) in the Territory exclusively to ViroPharma, except that OSG Norwich may continue to supply Product to Lilly to fulfill Lilly’s needs outside of the Territory in [***];

(b) shall not supply Product, or any product containing the API, anywhere in the world to any third person other than to (i) Lilly to fulfill Lilly’s needs in [***] or (ii) any assignee of Lilly’s rights and obligations in [***] under its Master Agreement with OSG Norwich dated March 13, 2003 (as amended as of August 31, 2004) and its Project Agreement with OSG Norwich dated August 31, 2004 to fulfill such assignees needs in [***];

(c) if ViroPharma decides to permit the use of the Equipment by OSG for the benefit of a third party as described in Section 3 above, then OSG Norwich shall, at all times, ensure that ViroPharma’s orders for Product are filled to the fullest extent of the capacity of the Equipment, and shall not reject or reschedule for later delivery (in whole or in part), any order for Product from ViroPharma, due to limitations or restrictions that might otherwise arise relating to OSG Norwich’s use of the Equipment for third parties; and

(d) shall provide ViroPharma in writing, within 5 business days after the end of each month, data describing the amount of PEG in OSG’s possession at the end of the immediately preceding month.

Minimum Yield

The Minimum Yield for the first [***] lots (excluding validation lots) of 125mg and 250mg presentations of the Product shall be [***]% of Theoretical Carton Yield per batch (the “Initial Minimum Yield”). The “Theoretical Carton Yield” shall be determined by dividing (a) the Theoretical Capsule Yield by (b) [***]. The “Theoretical Capsule Yield” shall be determined by dividing (y) the [***] used to produce a single batch of Product by (z) the [***] of Product. If the Actual Yield for the first [***] lots (excluding validation lots) of 125mg and 250mg presentations of the Product is less than the Initial Minimum Yield, and if it determined that failure to meet Initial Minimum Yield is a direct result of OSG error, then OSG shall reimburse to ViroPharma an amount equal to (a) [***], times (b) the [***]. At ViroPharma’s option, reimbursement shall be made to ViroPharma as a set off against invoices that ViroPharma owes OSG, or against future invoices related to the Product.

Following the manufacture of the first [***] lots (excluding validation lots) of 125mg and 250mg presentations of the Product under this Project Agreement, the “Minimum Yield” will be established and agreed between ViroPharma and OSG, and thereafter the Minimum Yield will be subject to the provisions of section of 5.4 of the Agreement.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Supplier Relationship Team may change the Minimum Yield from time to time, as circumstances require by doing so in writing. An authorized representative of each Party must sign any setting of the Minimum Yield.

5.	Manufacturing Price.

ViroPharma shall pay to OSG Norwich, and OSG Norwich shall accept from ViroPharma, the Manufacturing Price designated in Price Exhibit as OSG Norwich’s total compensation for Manufacture of Product, including all labor, materials, facilities, equipment, services, taxes, overhead, and profit.

The Manufacturing Price designated in Price Exhibit consists of two (2) components: “Materials Costs” and “Non-Materials Costs.” The “Materials Costs” set forth on the Price Exhibit shall equal OSG Norwich’s actual out-of-pocket costs to acquire the materials described on the OSG Materials Exhibit attached hereto (“Materials”), and the Materials Costs described on the Price Exhibit shall include a handling fee equal to [***] of such out-of pocket costs. The Materials Costs shall initially be as set forth in the Price Exhibit, and shall remain firm for Product shipped prior to and during the [***] period of time after Commercial Manufacturing Initiation (such [***] period, and each subsequent [***] period, a “Commercial Manufacturing [***]”). Following the first Commercial Manufacturing [***] hereunder, OSG Norwich may, in accordance with the procedure set forth below, notify ViroPharma [***] in each Commercial Manufacturing [***] of any changes in the Manufacturing Price due to changes in Materials Costs, such increase in Materials Costs not to exceed in any year OSG’s actual out-of-pocket costs to acquire the Materials plus a handling fee equal to [***] of such out-of pocket costs.

The “Non-Materials Costs” shall be all other components of the Manufacturing Price other than the Materials Costs. The Non-Materials Costs shall initially be as set forth in the Price Exhibit, and shall remain firm for Product shipped prior to and during [***] Commercial Manufacturing [***] hereunder. Following the [***] Commercial Manufacturing [***] hereunder, OSG Norwich may, in accordance with the procedure set forth below, notify ViroPharma [***] in each Commercial Manufacturing [***] of any changes in the Manufacturing Price due to changes in Non-Materials Costs, such increase in Non-Materials Costs not to exceed in any year the CPI-Adjusted Amount. The “CPI Adjusted Amount” shall be determined by multiplying the then-current Non-Materials Costs by a fraction, (i) the numerator of which shall be equal to the difference between the Index for the calendar month immediately preceding the last month of the then-current Commercial Manufacturing [***], less the Index for that same calendar month in the immediately preceding Commercial Manufacturing [***] (the “Previous Index”), and (ii) the denominator of which shall be equal to the Previous Index. For the purposes

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

hereof, the term “Index” means the Consumer Price Index published by the Bureau of Labor Statistics of the U.S. Department of Labor for all Urban Consumers (CPI-U) — U.S. All Items (1982-1984 = 100). In the event that the compilation and/or publication of the Index shall be transferred to any other governmental department, bureau, or agency, or shall be discontinued, then the index most similar to the Index shall be used.

No changes to the Manufacturing Price shall be effective unless OSG Norwich delivers proper notice of any changes to the Materials Costs and/or Non-Materials Costs, computed in accordance with the provisions set forth above and with accompanying documentation setting forth such computations in reasonable detail, to ViroPharma at least [***] days prior to the expiration of the then-current Commercial Manufacturing [***]. Changes in the Manufacturing Price will be effective for all Product shipped by OSG Norwich in the following Commercial Manufacturing [***].

Invoicing and payment shall be in United States dollars and shall follow the procedures set forth in the Agreement.

The compensation for and development of ongoing stability testing is listed as Stability Costs in the Price Exhibit (“the “Stability Costs”). ViroPharma shall pay [***] Stability Costs. The Stability Costs shall remain firm for stability services invoiced during the [***] year period of time after Commercial Manufacturing Initiation.

Upon ViroPharma’s request, OSG Norwich shall provide to ViroPharma a written estimate of any increase in cost in Manufacturing Product that may be caused by a change in the PEG Specifications. Any increase in cost experienced by OSG Norwich in Manufacturing Product for ViroPharma that is directly related to changes in the PEG Specifications required by ViroPharma shall be passed on to ViroPharma.

6.	Shelf Life and Storage Requirements.

Subject at all times to the limitations on OSG Norwich’s obligations described in Section 18 of the Agreement (Force Majeure), Product shipped to ViroPharma or to other locations of ViroPharma’s designation shall meet the following shelf life and storage requirements:

Shelf Life:	Minimum of [***] to [***] months remaining at time of shipment.

Storage Requirements:	The handling and storage conditions for finished Product are Controlled Room Temperature, which is equivalent to 15 to 30 C (59 to 86 F) (Note: refer to Quality Agreement for storage conditions of Vancomycin HCl).

7.	Term.

This Project Agreement shall be effective as of the Project Agreement Effective Date and shall expire on the fifth (5th) anniversary of Commercial Manufacturing Initiation. At the

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

end of the Project Agreement Initial Term, this Project Agreement shall continue automatically for successive [***] periods under the same terms and conditions hereunder until terminated. This Project Agreement may be terminated by ViroPharma at the expiration of the Project Agreement Initial Term or at the expiration of any renewal term upon not less than [***] months prior written notice to OSG Norwich. OSG Norwich may terminate this Project Agreement at the expiration of the Project Agreement Initial Term or at the expiration of any renewal term upon not less than [***] months prior written notice to ViroPharma. In addition to the foregoing, either Party may terminate this Project Agreement in the event of a material breach by the other Party of this Project Agreement, provided that the Party asserting such breach first serves written notice of the alleged breach on the offending Party and such breach is not cured within [***] days of said notice; provided further, however, that this Project Agreement shall not terminate in the event of a material breach pursuant to this Section 7 unless, at the termination of such [***] day period, the Party asserting such breach notifies the other Party in writing of such termination due to a failure to cure the material breach.

8.	Project Agreement No. 1

Notwithstanding anything to the contrary in Project Agreement No. 1, from and after the Commencement Date: (a) all matters relating to ViroPharma’s obligations to purchase Product from OSG Norwich shall be governed by this Project Agreement, and (b) all of such obligations of ViroPharma under Project Agreement No. 1 shall automatically terminate, except with respect to purchase orders delivered to, and accepted by, OSG prior to the Commencement Date in respect of Product intended by the parties to be Manufactured by OSG Norwich and delivered to ViroPharma under Project Agreement No. 1. Notwithstanding the foregoing, if ViroPharma requests OSG Norwich to manufacture Product in the small tank under Project Agreement No. 1, or if Product must be manufactured under Project Agreement No. 1 because the large tank used for this Project Agreement is available as a result of [***] event as defined in paragraph [***] of the Agreement, then the prices for such Product will be as listed in the Price Exhibit in Project Agreement No. 1 . Any termination of this Project Agreement shall automatically terminate Project Agreement No. 1, unless the parties otherwise agree in writing to continue the effectiveness of Project Agreement No. 1.

9.	Entire Agreement.

This Project Agreement, the Agreement, and the Quality Agreement, including the exhibits and other attachments hereto and thereto, contain the entire agreement between the parties relating to the subject hereof and supersedes all prior drafts or understanding, whether written or oral, relating to the subject matter hereof.

10.	Amendment.

Except as otherwise provided herein, this Project Agreement, including the exhibits and other attachments hereto, may be modified or amended only by written agreement of the Parties hereto signed by authorized representatives of the Parties.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Project Agreement to be executed and delivered on the date first set forth above.

VIROPHARMA INCORPORATED

By:	/s/ Michel de Rosen
Printed Name:	Michel de Rosen
Title:	Chief Executive Officer

OSG NORWICH PHARMACEUTICALS, INC.

By:	/s/ Christopher R. Calhoun
Printed Name:	Christopher R. Calhoun
Title:	President

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PRICE EXHIBIT

PRODUCT: Vancocin capsules

MATERIALS:

☐	ViroPharma Supplied: Vancomycin Hydrochloride API, and Polyethylene Glycol (PEG).

☐	OSG Norwich Supplied: All other materials required for manufacturing and packaging.

TERMS:	Net [***] days

FOB:	[***]

PALLETS:	[***] each for OSG Norwich supplied pallets used to ship Product.

MANUFACTURING PRICE:

Vancocin Capsules 125 mg and 250 mg:

1.	125 mg:

Non-Materials Costs per finished carton of Product	Materials Costs per finished carton of Product	Manufacturing Price per finished carton of Product
[***]	[***]	[***]

2.	250 mg:

Non-Materials Costs per finished carton of Product	Materials Costs per finished carton of Product	Manufacturing Price per finished carton of Product
[***]	[***]	[***]

For clarity, each finished carton of Product shall contains [***] blister packs of [***] capsules of Product, and the total cost per finished carton of Product includes the costs for [***]. The Manufacturing Price per finished carton of Product shall at all times be [***].

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

DEVELOPMENT ACTIVITY COSTS

Development Lots, Validation Lots and Stability

As more fully described in the Development Plan, OSG Norwich shall Manufacture [***] development lot of each of the 125 mg and 250 mg presentations of the Product, and [***] validation lots of each of the 125 mg and 250 mg presentations of the Product.

Completion of stability tests for the initial time points for all development and validation lots are included in Process Qualification and IOQ charges. Additional stability costs for Development Activities will be charged on a [***] pull price. Stability charges for this Product shall be invoiced at the completion of stability testing and documentation. The following stability table outlines the project stability requirements and estimated charges.

Development Lots:

Estimated charge for Manufacturing both development lots equals [***].

Validation Lots:

Stability:

•	[***]:

The [***] lots of each strength will utilize [***]

Estimated charge for stability pulls associated with the validation lots equals [***].

Manufacturing:

Estimated charge for Manufacturing all validation lots equals [***]

Product made in the [***] demonstration and [***] validation lots and that remains after testing associated with the validation plan will be reimbursed at the per carton Manufacturing Price when made available for commercial sale.

Cleaning Validation/Verification

Estimated charge equals [***]

[***]

Estimated charge equals [***]

EQUIPMENT:

ViroPharma shall purchase or reimburse OSG Norwich for the following equipment/services required to manufacture the Product. The equipment described below is the “Equipment” referred to in this Project Agreement.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Type		Cost
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

TOTAL		[***]

*	purchased by ViroPharma for use by OSG Norwich prior to the date of this Project Agreement

REFERENCE STANDARD MANAGEMENT

OSG Norwich shall manage the reference standards for Third Party API at no additional cost to ViroPharma.

STABILITY COSTS FOLLOWING “COMMERCIAL MANUFACTURING INITIATION”:

Cost per Pull: [***]. “Pull” is defined as testing and documenting results of required analytical methods as required in the Product Specification for one sample for one time point for each condition.

Stability Table: The following are the estimated requirements for the stability program for this Product. Stability charges for this Product shall be invoiced at the time of the completion of stability testing and documentation.

Annual Routine Pulls: A minimum of [***] lot of each strength per year for a total of [***] lots per year

[***]

Total estimated cost per year = [***]

Non-routine Stability Request: In the event of a deviation, or an event requiring further investigation, either party may request an additional stability study. OSG Norwich and ViroPharma shall discuss in good faith the event leading to the request. In the event that the deviation is clearly the result of fault of OSG Norwich, OSG Norwich shall be responsible for costs associated for related stability pulls. In the event that the cause of the deviation is not clearly due to the fault of OSG Norwich, then the parties shall discuss in good faith the responsibility of costs associated for related stability pulls.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

DEVELOPMENT PLAN EXHIBIT

Except as set forth on the attached Schedule of Exceptions, Lilly has previously supplied OSG Norwich with the following information:

1.	Process flow chart

2.	Process flow document

3.	Development history reports

4.	Existing stability protocols for drug product

5.	In-process control methods

6.	Master Formulas of Indianapolis registration stability lots with Alpharma vancomycin hydrochloride

7.	Raw material specifications

8.	Raw material suppliers

9.	Drug product specifications

10.	Health and safety information

11.	Analytical Methods

12.	Analytical Transfer Protocols

13.	Cleaning Method Protocol

OSG Norwich has completed the following activities prior to start of validation:

[***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

DEVELOPMENT PLAN EXHIBIT (continued)

OSG Norwich has transferred the following methods prior to validation:

Method	Used For
[***]	[***]

OSG Norwich will manufacture the following type and number of lots for the described purpose:

[***]

OSG Norwich will complete the following activities in order to consider the scale-up validation effort to be complete:

[***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCEPTIONS

None.

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

MATERIALS EXHIBIT

Provided by OSG Norwich:

[***]

[***]	Indicates material that has been omitted and for which confidential treatment has been requested. All such omitted material has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.